Exhibit 99.1

THE MEDICINES COMPANY Clive Meanwell, Chairman and Chief Executive Officer Bear Stearns 20th Healthcare Conference September 10th 2007

Safe Harbor Forward looking statements Statements contained in these slides about The Medicines Company, the Company's projected revenues and financial results, Angiomax, Cleviprex and cangrelor and the timing of clinical trial results, regulatory submissions and product or indication launches that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes", "anticipates", "plans", "expects", "intends", "potential", "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include whether the Company is successful in extending the term of the principal patent covering Angiomax, the extent of the commercial success of Angiomax, whether the Company's products will advance in the clinical trials process on a timely basis or at all, whether the Company will make regulatory submissions for product candidates on a timely basis, whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all, whether physicians will accept clinical trial results, risks associated with the establishment of international operations, and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's 10-Q filed with the SEC on August 9, 2007, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements. THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-2

Preface Slides for the Conference These slides have been prepared for presentation and discussions at the Bear Stearns conference. The Company presentation will be made on Monday 10th September at 3.00pm. Not all of these slides will necessarily be used in the presentation THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-3

Investment highlights Rapid growth in acute care pharmaceuticals Angiomax®: Economically dominant with strong sales and progress in a large, global market CleviprexTM: Innovative product under review at FDA addressing a large, unsatisfied market Cangrelor: Phase III compound with unique attributes and near-perfect franchise fit with Angiomax Global: International business expansion underway News flow: Major events anticipated September through December 2007 and into early 2008 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-4

Business strategy Global leadership in acute care pharmaceuticals Growing1, concentrated2, specialized market Strategy to focus on market needs Acquire clinical stage products Differentiate via clinical & economic data Market & sell to leading hospitals worldwide Maximize return on financial and human capital Total investment since 1996 founding3: ~$250M High performance organization4 1. Hospital parenteral drug total market in US 2006 estimated at $20b, growing to $31b by 2010. Source: Am J Health-Syst Pharm 2006; 63:123-138 2. More than 80% of parenteral drug sales in <2,000 US hospitals. Source: Verispan 3. Total capital raised in private and public markets minus cash balance at 6/07 4. MDCO was ranked 52 of 4,200 companies in the Baseline “Smart 100” survey of 2007 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-5

NDA Focused pipeline Market III II I PCI ACS CV surgery Other cardio/neuro BP Emergency PCI ACS CV surgery Cangrelor for injection CV surgery THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-6

 Current reach Cath. lab. High-end hospital market Attractive opportunity for expansion Concentrated Consistent Accessible Phar-macy Blood bank E.P. lab. ED Card surg. CCU ICU Anes- thesia Heart trsplnt Neur surg CVA unit Trau-ma Obst- etrics Burn unit NICU Pain mgt Lung trsplnt H/L trsplnt Renal trsplnt Liver trsplnt Renal dialys Pancr trsplnt Reach with CleviprexTM Potential reach expansion Major acute care business THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-7

Angiomax® (bivalirudin) FOR INJECTION THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-8

Angiomax® Economically dominant market leader Continued growth and global expansion Outlook Potent, rapid onset, rapid offset thrombin inhibitor More effective than heparin alone Equal effect to heparin + platelet GPIIb/IIIa inhibitors 40% reduction in bleeding risk vs. other treatments Hospital cost savings of $200-800 per patient Intravenous anticoagulant Replace heparin, improve outcomes in CHD Profile Strategy THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-9

Coronary heart disease Approximately 15.8 million Americans have CHD – many are hospitalized and undergo interventions Thousands Millions 1Heart disease and stroke statistics – 2007 update, American Heart Association. 2National Hospital Discharge and Ambulatory Surgery Data first & second listed diagnosis 3ICD/9 code 36.0 4Third party hospital discharge data adding est. outpatient procedures (%) Thousands (100) 1,100 1,565 15.8 Total 7.9 8.9 Prevalence in US population1 (18) 201 ST (20) 222 896 Non ST Myocardial infarction (23) (38) 254 423 Procedures p.a. angioplasty±stent1-4 669 Discharges p.a. from US hospitals1,2 Unstable Stable Angina pectoris THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-10

Angiomax® clinical data Studies cover the spectrum of CHD in US and Europe 1Subject to regulatory action ‘081 EU ‘081 US Label inclusion EU HORIZONS ACUITY BAT REPLACE Trials & publications Awaiting results US Practice guideline TCT 2007 NEJM 2005 JAMA 2006 Lancet 2007 AHJ 2000 JAMA 2002 JAMA 2003 MI: ST MI: Non ST Unstable angina Stable angina 18% 43% 38% Procedures p.a. angioplasty±stent THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-11

Angiomax® health economic data Results from ACUITY trial in UA/ MI non-ST Improved clinical outcomes and lower cost (p-value <0.001) Source: Cohen D. ACUITY Health Economics presentation. TCT, October 2006 Δ = $297 per patient Δ = $827 per patient THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-12 $16,000 $14,000 $12,000 $10,000 Heparin+GPI upstream & cathlab Heparin+GPI cathlab only Angiomax upsteam & cathlab

ACUITY trial – 1 year follow-up Angiomax monotherapy as effective as heparin + GPI 0 30 60 90 120 150 180 210 240 270 300 330 360 390 0 5 15 25 Cumulative incidence of death, MI, revascularization Days from Randomization 10 20 UFH/Enoxaparin + IIb/IIIa Bivalirudin + IIb/IIIa Bivalirudin alone Estimate P (log rank) 30 day 7.4% 0.36 7.8% 0.34 7.9% — Estimate P (log rank) 16.3% 0.38 16.5% 0.31 16.4% 1 year — H+GPI vs. Bivalirudin alone HR [95% CI] = 1.05 (0.95-1.17) H+GPI vs. Bivalirudin+GPI HR [95% CI] = 1.05 (0.94-1.16) Stone et al. presented at ACC, March 2007 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-13

Third party hospital discharge data on PCI procedures through June 2007 Angiomax® growth in U.S. Clinical study results have driven utilization in PCI Share of patients in US 2004 2005 2006 2007 41% UA + MI nonST 55% Stable angina 16% MI ST 10% 20% 30% 40% 50% 60% Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-14

Angiomax® growth in U.S. Overall share in PCI at 40% and increasing UF heparin Integrilin Angiomax – 40% Lovenox ReoPro Aggrastat Percent of PCI patients Given drug during hospitalization for PCI Third party hospital discharge data on PCI procedures through June 2007 0% 20% 40% 60% 80% Q1 04 Q1 05 Q1 06 Q1 07 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-15

Angiomax® growth in U.S. Progression based on major trial milestones 1. Third party sales audits of hospital demand at gross value 2002 2003 2004 2005 2006 2007 US Hospital Demand1 $ millions 0 20 40 60 80 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-16

Angiomax® growth in U.S. Solid demand and firm hospital sales in late summer 0 1,000 0 Estimated hospital buy-in 19 23 19 Business days - $1.053M $1.052M Daily demand (excluding buy-in) $5,143 $4,952 $4,672 Average unit price (8% price increase from August 15th) - 4,891 4,281 Estimated hospital use - 5,891 4,281 Angiomax units sold (box of 10 vials) September August July 2007 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-17

Angiomax® global growth ahead Non-ST ACS indication has strong momentum 1Subject to regulatory action Nov. 2006 Nov. 2006 First publication (30 day data) Dec. 2006 Jul. 2007 Regulatory submission Feb. 2007 Sep. 2007 Regulatory file accepted 1-2Q 2008 May 2007 Europe 2-3Q 2008 Aug. 2007 United States AHA / ESC guidelines Launch target1 Event THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-18

THE MEDICINES COMPANY

Angiomax® global growth ahead

- Non-ST↑ ACS indication presents a large opportunity
  - At least 3 million hospitalizations p.a. in U.S. and EU[1,2]
  - Increasing number of interventions for high risk patients
- Angiomax/Angiox – two vials per patient in ACUITY


Angiomax
250 mg

Upstream treatment

Bolus	0.10	mg/kg
Infusion	0.2	mg/kg/hr
Duration	12	hrs per vial

+


Angiomax
250 mg

Cath. lab treatment

Bolus	0.50	mg/kg
Infusion	1.75	mg/kg/hr
Duration	1.5	hrs per vial

1. American Heart Association. Heart Diseasea and Stroke Statistics 2007 update. 2. European Society of Cardiology ACS guidelines 2007

MDCO - 19 Meeting the demands of the world's most advanced medical practitioners

Angiomax® global growth ahead Exclusivity into the next decade United States Current exclusivity to March 2010 Anticipate extension to Sept. 2010 (pediatrics) Hatch Waxman would extend to 2015 if granted Congressional activities HR 1778 under consideration in the House Patent Reform Act amendment in the Senate Europe Established exclusivity to August 2015 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-20

ACUITY Trial Results for Europe Analysis of 4,828 patients enrolled in EU centers 85% of patients had ST-segment changes or were T+ p-value 0.093 p-value 0.700 p-value <0.0001 p-value 0.260 15% 10% 5% 0% Heparins + GPI Bivalirudin + GPI Bivalirudin monotherapy THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-21

European business execution Major steps taken since Nycomed deal was signed Detailed account mapping and prioritization Anticipate assuming operational control by 1Q 2008 Expert groups European health economic working group Key opinion leaders in acute care Forming business structures Legal basis of operations in CH, NL Designed global organization Engaging key European executives THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-22

Angiomax® global growth ahead 629 300 288 202 Europe, like US is a concentrated market for PCI 490 accounts in EU4 perform >500 procedures per year 0 200 400 600 800 >1000 501-1000 200-500 <200 Number of PCI procedures per year Number of accounts UK (127) Italy (217) Germany (437) France (638) THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-23

Global growth ahead Worldwide 2,121 hospitals represent >80% of the market value in acute cardiovascular medicine International growth starts with EU-4 high value accounts 142 373 111 237 58 Stepwise build Initial expansion programs 1200 1200 1200 2121 US EU4 major EU4 mid EU other major EU other mid ROW major Total 2500 2000 1500 1000 500 0 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-24

Cleviprex™ clevidipine IV emulsion THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-25

Cleviprex™ Developed for the management of acute hypertension Launch in 2008, exclusivity estimated to 2020 Outlook Quickly achieves & maintains tight BP control Rapid onset and offset of action Ready-to-use formulation Easy titration Overcomes limitations of available therapies Intravenous antihypertensive Time & control critical in acute hypertension Profile Strategy MDCO data on file THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-26

Cleviprex™ 3.2M patients given IV anti-hypertensive p.a. in U.S. Third party hospital discharge data Medical emergency Major surgery Critical care units THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-27

Cleviprex™ 3.2M patients given IV anti-hypertensive p.a. in U.S. Annual total1 3.1 mm patients Cardiovascular surgery 390,000 Neurological 240,000 Medicine & cardiology 1,430,000 High risk surgery 420,000 Other indications 605,000 Third party hospital discharge data Medical emergency Major surgery Medical Emergency 1.8 million p.a. Acute coronary synd. Acute heart failure Stroke Acute renal failure Major surgery 1.4 million p.a. Cardiothorasic Vascular Neuro Other surgery Critical care units Continuous or intermittent therapy after admission THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-28

Cleviprex™ Surgical patients experience dramatic swings in BP Coronary bypass surgery 62 year-old male Multiple stressful events: intubation, procedure, bleeding, pain, anxiety Dramatic swings in BP Risk of organ damage May continue in CCU IV administered in OR IV continued in ICU 140 160 180 200 220 22h 12h 3h 1h SBP Major surgery Current therapy THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-29

Cleviprex™ Medical emergency patients need rapid, controlled BP reduction 75 year-old female with diabetes, acute renal, congestive heart failure Significant hypertensive emergency High risk of damage to heart, kidneys SBP 220 140 160 180 200 43h IV administered in ED IV continued in ICU 3h 1h Medical emergency Cleviprex therapy THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-30

Cleviprex™ U.S. opportunity 30% 45% 31% 34% Cleviprex preference share3 4% 12% 36% 34% Current market share1 8 4 Cleviprex units (50mL)2 44 hours 4 hours Median duration2 1.8 M 1.4 M IV treatment patients1 Major surgery Medical emergency 1. Marketscan, Thomson Healthcare 2006 2. Data from Phase III trials MDCO on file 3. Survey of 200 physicians Labetelol Sodium nitroprusside Nitroglycerin THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-31

THE MEDICINES COMPANY

Cleviprex™

- Differentiated versus currently used products in medical emergency and major surgery

	CLE	SNP	NTG	LAB
Rapid onset & offset ($t_{1/2}$)	● 48 sec	◕ 2 min	◔ 5.5 hr	◑ 2 hr
Arterial selective	●	○	◑	●
Organ-independent clearance	●	○	◔	○
No direct effect on heart rate	●	◑	○	●
No decreased cardiac output	●	○	◔	●

SNP (sodium nitroprusside, Nitropress®, Nipride® injection) product information; LAB (labetalol, Normodyne®, Trandate® injection) product information; CLE (Cleviprex™, MDCO data on file)

MDCO - 32 Meeting the demands of the world's most advanced medical practitioners

Cleviprex™ Clinical studies in NDA submission Third party hospital discharge data Cardiac surgery Medical Emergency Critical care units THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-33

Sales force expansion in U.S. Concentrated sales effort in major hospitals Cath lab Emergency room Operating room Pharmacy 6-8 215 1,200 2H 2008 Cath lab Pharmacy Principal call points 10-12 Hospitals per representative 123 Sales territories 1,200 Total hospitals Current THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-34

Cleviprex™ summary Significant opportunity Large, unsatisfied market Available IV antihypertensives have limitations Effectiveness and safety Metabolism Toxicity Cleviprex provides ideal attributes Commercial synergies with Angiomax THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-35

Cangrelor THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-36

Cangrelor Next generation acute care anti-platelet agent Phase III enrollment during 2008 Outlook Potent, rapid onset, rapid offset ADP (P2Y12) inhibitor Immediate effect up to 100% platelet inhibition Inhibits platelet activation & aggregation Short plasma half-life (6 minutes) Rapid platelet recovery (1 hour after infusion ends) Intravenous platelet inhibitor Replace ADP & GPIIb/IIIa inhibitors in hospital Profile Strategy THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-37

Cangrelor Triple anti-platelet therapy is the usual care for patients with acute coronary ischemia Aspirin, clopidogrel ± GPIIb/IIIa inhibitors Limitations of current treatments in hospital No inhibition of platelet activation Modest effect (40%) Slow reversal (6h-4d) Irreversible binding (days) Long infusion (12-18h) Delayed onset (hours) GPIIb/IIIa inhibitors (i.v.) Clopidogrel (oral) THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-38

Cangrelor Immediate effect, rapid platelet recovery MDCO data on file: TMC-CAN-0402 dose 30ug/kg then 4ug/kg/min Concentration (ng/mL) % Platelet Activity Time (minutes) Platelet activity Plasma concentration Recovery time ~60 minutes 0 100 200 300 400 500 600 700 800 0 20 40 60 80 100 120 140 160 0 20 40 60 80 100 120 140 160 infusion bolus THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-39

Cangrelor Two global phase III trials enrolling patients Co-chairs: Prof. Deepak Bhatt; Prof. Bob Harrington 2008 2008 Completion est. Death, MI, revascularization at 48 hours 1o endpoint 1,100+ 4,000+ Enrolled 150 300 Centers Total patients Control group Design 4,400-6,5001 9,000 Placebo Clopidogrel 600mg Double blind randomized trials in PCI pts 1. Dependent on final statistical methods and/or interim analyses THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-40

Cangrelor Can become leading acute care anti-platelet agent PLAVIX PRASUGREL CANGRELOR GPIIbIIIa INH. NONE Stable angina UA/NSTEMI STEMI All Patients Population weighting Current Estimated preference 1. Primary market research data using preference share methodology 72% 68% 9% 31% 9% 49% 51% 4% 38% 11% 34% 23% 13% 67% 25% 24% 71% 48% 15% 34% 11% 40% 37% 8% 75% 61% 9% 30% 12% 42% 45% 5% THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-41

Cangrelor summary Substantial market opportunity Unique inhibition of activation & aggregation Price comparator likely to be GPIIb/IIIa inh. Potential uses in PCI, ACS, cardiac surgery Anticipated Phase IIIb/IV clinical program Direct comparison versus i.v. GPIIb/IIIa inhibitors Bridging studies to and from oral P2Y12 inhibitors Combination with Angiomax® THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-42

Execution against 2007 goals Operational milestones published in January VELOCITY data available Cangrelor Ph III completion CleviprexTM launch1 2008 HORIZONS trial enrolled ACS sNDA submission ACUITY subset publications 2H Cleviprex NDA submission ACUITY 1-year data Ph III data presentations 2007 IH 1. Subject to FDA approval Cangrelor enrollment Angiomax® revenue THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-43

Additional 2007-2008 goals Significant further news flow anticipated FDA action on Cleviprex NDA1 FDA action on ACS sNDA1 HORIZONS late breaking news Cleviprex MAA for EU EMEA action on ACS MAA1 2008 VELOCITY data presentation Cleviprex NDA filing by FDA1 2007 4Q Angiomax® revenue Cangrelor enrollment 1. Subject to regulatory decision THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-44

Investment highlights Rapid growth in acute care pharmaceuticals Angiomax®: Economically dominant with strong sales and progress in a large, global market CleviprexTM: Innovative product under review at FDA addressing a large, unsatisfied market Cangrelor: Phase III compound with unique attributes and near-perfect franchise fit with Angiomax Global: International business expansion underway News flow: Major events anticipated September through December 2007 and into early 2008 THE MEDICINES COMPANY Meeting the demands of the world’s most advanced medical practitioners MDCO-45

THE MEDICINES COMPANY Clive Meanwell, Chairman and Chief Executive Officer Bear Stearns 20th Healthcare Conference September 10th 2007 THE MEDICINES COMPANY